SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2012

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GREEN GLOBAL INVESTMENTS, INC.

(Exact name of registrant as specified in Charter)

Florida	000-52918	65-0968842
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

74-77 Connaught Road Central

Beautiful Group Tower, Suite 802

Hong Kong, Hong Kong

 (Address of Principal Executive Offices)

  (852)-2384-6070

(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements included in this Current Report filed on Form 8-K (“Form 8-K”) that do not relate to present or historical conditions are “forward-looking statements.” Forward-looking statements may include, without limitation, statements relating to our plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “forecasts,” “intends,” “possible,” “estimates,” “anticipates,” and “plans” and similar expressions are intended to identify forward-looking statements. Our ability to predict projected results or the effect of events on our operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Important factors that could cause actual performance or results to differ materially from those expressed in or implied by, forward-looking statements include, but are not limited to: (i) our ability to consummate the share exchange transaction described in this Form 8-K, and (ii) other factors described under “Risk Factors” contained in our 2012 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Explanatory Note

On March 6, 2012, Green Global Investments, Inc., a Florida corporation (“Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the Company’s entrance into a Membership Interest and Share Exchange Agreement (the “Agreement”) by and between the Company, Allen Tat Yan Huie (“Huie”), The Allen Huie Family Trust (“Huie Trust”), CommerCenters, LLC, a Florida limited liability company (“Comcen”) and certain individuals listed on Exhibit “A” of the Agreement (collectively, the “Members”), whereby the Members each agreed to assign their units in Comcen (the “Units”) in exchange for a number of shares of common stock in the Company (the “Shares”) as more specifically set forth in the Agreement.  We are filing this amendment to the Original Form 8-K for purposes of correcting an error in the Agreement which was filed as an attachment to the Original Form 8-K.

Item  1.01  Entry into a Material Definitive Agreement.

In the Agreement attached to the Original Form 8-K the price of the Units and the Shares was, as a result of a scrivener’s error, mistakenly deemed to be equal to $.125 per Unit and $.125 per Share.  In accordance with the amendment attached hereto as Exhibit 10.1, we hereby delete this language from the Agreement and replace it with a deemed value of $.0125 per Unit and $.0125 per Share (the “Amendment”).

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment filed herewith as Exhibit 10.1 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

Exhibit

Number

Description

10.1

First Amendment to Membership Interest and Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.

GREEN GLOBAL INVESTMENTS, INC.

By:	/s/ Richard A. Asta
Richard A. Asta
President and Chief Financial Officer

Dated: March 20, 2012

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